Exhibit 99.1

Cognition Therapeutics’ Successfully Passes Pre-defined Futility Analysis of Phase 2 Study of Oral Zervimesine (CT1812) in Geographic Atrophy

Masked Analysis Shows Participants Receiving Oral Zervimesine for at Least 6 Months Experienced Slower Lesion Growth than Participants Receiving Placebo

Following the Futility Analysis, Management Concluded the Phase 2 Study, Preserving Capital

Full Analysis will be Provided in the Second Quarter of 2025

PURCHASE, NY – February 26, 2025 -- Cognition Therapeutics, Inc. (NASDAQ: CGTX), a clinical-stage company developing drugs that treat neurodegenerative disorders, reported a positive outcome of an analysis of masked data from the ongoing ‘MAGNIFY’ Phase 2 trial of zervimesine (also known as CT1812) in adults with geographic atrophy (GA) secondary to dry age-related macular degeneration (dry AMD). The purpose of this type of analysis, known as a “futility analysis” is to determine if a drug candidate is showing signals of efficacy. Cognition’s contract research organization conducted the analysis to protect the integrity of the clinical trial.

Results of the futility analysis from the first 57 participants who completed at least 6 months of dosing showed that zervimesine-treated patients were experiencing a slower lesion growth rate than those on placebo.

To date, the MAGNIFY study (NCT05893537) has enrolled 100 participants. All participants are completing a final clinic visit in February 2025. Cognition intends to unblind the study at the end of February and provide a complete analysis of the study, including 12 months of dosing, in the second quarter of 2025.

The Company continues to believe that zervimesine has the potential to alter the biological processes that contribute to dry AMD. Cognition and collaborators have generated compelling preclinical evidence to support this. As previously reported, concluding the MAGNIFY study early enabled the Company to preserve financial resources, which will be redeployed to other indications.

In December 2024, Cognition reported that the Phase 2 SHIMMER study in mild-to-moderate dementia with Lewy bodies (DLB) met its primary endpoint of safety and tolerability. In the DLB study, zervimesine-treated participants performed an average of 86% better than placebo-treated patients on the neuropsychiatric inventory (NPI); 52% better on the ADCS-ADL; 91% better on the clinician’s assessment of fluctuations (CAF); and 62% better on the UPDRS Part III, a measure of motor function such as gait, balance, and tremor. Cognition’s Phase 2 SHINE study of zervimesine in mild-to-moderate Alzheimer’s disease also met its primary endpoint of safety and tolerability. In a biomarker-defined subgroup of the SHINE study, zervimesine-treated participants experienced a 95% reduction of cognitive decline as measured by ADAS-Cog 11 relative to placebo. We plan to schedule end-of-Phase 2 meetings with the U.S. Food and Drug Administration to review these results and discuss the design of registrational studies in Alzheimer’s disease and DLB.

About Zervimesine (CT1812)

Zervimesine (CT1812) is an investigational oral, once-daily pill being developed for the treatment of CNS diseases such as Alzheimer’s disease and dementia with Lewy bodies (DLB). While these diseases have different symptoms, both are associated with the buildup of certain proteins in the brain - Aβ and ɑ-synuclein. As these proteins bind to neurons, they can damage and ultimately destroy the neurons. This results in a progressive loss in a person’s ability to learn, recall memories, move efficiently, or communicate. These diseases progress relentlessly and ultimately result in death. If zervimesine can interrupt the toxic effects of these proteins, it may be able to slow progression of disease and improve the lives of those suffering from Alzheimer’s and DLB.

The USAN Council has adopted zervimesine as the United States Adopted Name (USAN) for CT1812.

About Cognition Therapeutics, Inc.

Cognition Therapeutics, Inc., is a clinical-stage biopharmaceutical company discovering and developing innovative, small molecule therapeutics targeting age-related degenerative disorders of the central nervous system. We are currently investigating our lead candidate, zervimesine (CT1812), in clinical programs in dementia with Lewy bodies (DLB) and Alzheimer’s disease, including the ongoing START study (NCT05531656) in early Alzheimer’s disease. We believe zervimesine can regulate pathways that are impaired in these diseases though its interaction with the sigma-2 receptor, a mechanism that is functionally distinct from other approaches for the treatment of degenerative diseases. More about Cognition Therapeutics and our pipeline can be found at https://cogrx.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this press release, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our expected runway, product candidates, including zervimesine (CT1812), and any expected or implied benefits or results, including that initial clinical results observed with respect to zervimesine will be replicated in later trials and our clinical development plans, the timing of any regulatory interactions and submissions, and expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials are forward-looking statements. These statements, including statements relating to the timing and expected results of our clinical trials involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition; our ability to secure new (and retain existing) grant funding; our ability to grow and manage growth, maintain relationships with suppliers and retain our management and key employees; our ability to successfully advance our current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials being predictive of the results of early or later-stage clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including regulatory approval of our product candidates; changes in applicable laws or regulations; the possibility that the we may be adversely affected by other economic, business or competitive factors, including ongoing economic uncertainty; our estimates of expenses and profitability; the evolution of the markets in which we compete; our ability to implement our strategic initiatives and continue to innovate our existing products; our ability to defend our intellectual property; impacts of ongoing global and region conflicts on our business, supply chain and labor force; our ability to maintain the listing of our common stock on the Nasdaq Global Market; and the risks and uncertainties described more fully in the “Risk Factors” section of our annual and quarterly reports filed with the Securities Exchange Commission and are available at www.sec.gov. These risks are not exhaustive, and we face both known and unknown risks. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact Information: Cognition Therapeutics, Inc. info@cogrx.com	Casey McDonald (media) Tiberend Strategic Advisors, Inc. cmcdonald@tiberend.com	Mike Moyer (investors) LifeSci Advisors mmoyer@lifesciadvisors.com